UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

Resolute Holdings Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42458	33-1246734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 5B New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

(212) 256-8405
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the expected commencement of “when-issued” trading on The Nasdaq Stock Exchange LLC of the common stock of Resolute Holdings Management, Inc. (the “Company”) on February 20, 2025 (Nasdaq: RHLDV), effective as of 5:00 p.m., New York City time, on February 19, 2025 (the “Effective Time”), the Board of Directors (the “Board”) of the Company expanded its size from two directors to three directors, and appointed Joseph J. DeAngelo to serve as a member of the Board and as the chair of the Board’s Audit Committee. The Board has determined that Mr. DeAngelo qualifies as an independent director under the applicable rules and regulations of the SEC and the applicable listing standards of The Nasdaq Stock Market LLC, and is an “audit committee financial expert” under the rules and regulations of the SEC. Additional information regarding Mr. DeAngelo, including biographical information, compensation arrangements, information regarding his expected appointments to the Board’s committees following the completion of the Company’s previously announced spin-off (the “Spin-Off”) from CompoSecure, Inc. (“CompoSecure”), and the information required by Item 404(a) of Regulation S-K, is included in the section titled “Management—Board of Directors” on pages 99 through 101 and page 105 of the Company’s final information statement, dated February 13, 2025, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025 (the “Information Statement”), which pages are incorporated herein by reference.

Additionally, effective as of the Effective Time, the Board appointed Mr. David M. Cote to serve as the Company’s Executive Chairman, Mr. Thomas R. Knott to serve as the Company’s Chief Executive Officer, and Mr. Kurt Schoen to serve as the Company’s Chief Financial Officer. Information regarding each of these executive officers of the Company is included in the Information Statement under the caption “Management—Executive Officers” on pages 98 through 99 of the Information Statement, which pages are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Spin-Off, the Board approved the filing by the Company of an Amended and Restated Certificate of Incorporation (as amended and restated, the “Charter”) with the Secretary of State of the State of Delaware, which became effective as of the Effective Time. The Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”) also became effective immediately following the Effective Time. A summary of the material provisions of the Charter and Bylaws can be found in the section titled “Description of Our Capital Stock” on pages 130 through 135 of the Information Statement, which pages are incorporated herein by reference, and the full text of the Charter and Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Resolute Holdings Management, Inc.

3.2	Amended and Restated Bylaws of Resolute Holdings Management, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 19, 2025

RESOLUTE HOLDINGS MANAGEMENT, INC.

By:	/s/ Kurt Schoen
Name:	Kurt Schoen
Title:	Chief Financial Officer

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